Stock-Based Compensation	12 Months Ended
Dec. 31, 2013
Disclosure Of Compensation Related Costs Sharebased Payments [Abstract]
Stock-Based Compensation

NOTE 11 – STOCK-BASED COMPENSATION

On June 30, 2010, the Company’s stockholders approved the adoption of the Omnibus Stock Compensation Plan. As of December 31, 2013, 17,894 shares of the common stock are reserved for issuance pursuant to the Company’s Omnibus Stock Compensation Plan.

On May 7, 2013, Finjan adopted the 2013 Finjan, Inc. Global Share Option Plan. The option plan provides for the award of stock options, RSAs and other equity interests in the Company to directors, officers, employees, consultants and advisors. The terms of each award and the exercise price are determined by the Board of Directors.

On May 7, 2013, the Company granted six consultants options to purchase an aggregate of 1,585,476 of common stock with an exercise price of $1.66. The options have a grant date value of $1,184,934 and vest 25% on or prior to the one year anniversary of the grant date, and the remaining 75% vest in equal installments over the next 7 quarters. The options terminate upon the earlier of (i) the date set forth in the respective option agreement or (ii) after the ten years anniversary of the grant date.

On June 3, 2013, immediately following the closing of the Merger, the Company’s Board of Directors approved the Finjan Holdings, Inc. 2013 Global Share Option Plan (the “2013 Global Share Option Plan”). The 2013 Global Share Option Plan was approved by the holders of a majority of our common stock by written consent in lieu of a special meeting as of July 5, 2013. The Company reserved shares for issuance under the 2013 Global Share Option Plan equal to ten percent of the common stock outstanding.

All options granted by Finjan under the Finjan, Inc. 2013 Global Share Option Plan prior to the Merger were assumed by Finjan Holdings upon the closing of the Merger with substantially the same terms and conditions, except that the number of options and exercise price of the options were adjusted at the same exchange ratio as was applied in the Merger to convert Finjan shares into Finjan Holdings shares. The Company recognized incremental compensation expense from this modification of Finjan options of $133,000, during the year end December 31, 2013.

On October 7, 2013, the Company granted an option to purchase of 40,000 shares of the Company’s common stock at an exercise price of $5.90 per share with a grant date value of $135,854 to an employee of the Company. The option grant has a contractual term of ten years and vests over a four year period, with 25 percent of the stock options vesting on July 15, 2014 and the remaining 75 percent vesting thereafter in equal quarterly installments over the remaining three years.

As of December 31, 2013, the remaining number of shares available for issuance under the 2013 Global Share Option Plan is 589,001.

Total Stock-based compensation stock options and restricted stock awards, expense of $1.2 million was recorded in selling, general and administrative expenses in the accompanying consolidated statements of operations for the year ended December 31, 2013. This stock-based compensation expense was for options and restricted stock awards granted to certain employees, consultants, and members of the Board of Directors after the merger. No stock based compensation expense was recorded for the years ended December 31, 2012 or 2011.

STOCK OPTIONS

The following is a summary of stock option activity during the year ended December 31, 2013. There were no options outstanding during 2012.

			Average	Aggregate
	Number of	Weighted	Remaining	Instrinsic
	Options	Average	Contractual	Value
	Outstanding	Exercise Price	Life (in years)	(thousands)
Outstanding – December 31, 2012	—	—
Options granted	1,625,476	$1.76
Options exercised	—	—
Options forfeited	—	—
Options expired	—	—

Outstanding – December 31, 2013	1,625,476	$1.76	9.36	$7,590

Exercisable – December 31, 2013	591,812	$1.66	9.35	$2,825

The Company estimates the fair values of stock options using the Black-Scholes option-pricing model on the date of grant. For the year ended December 31, 2013, the assumptions used in the Black-Scholes option pricing model, which was used to estimate the grant date fair value per option, were as follows,

	Employee	Non-Employee
	Grants	Grants
Weighted-average Black-Scholes option pricing model assumptions:
Volatility	50.7%	50.6%
Expected term (in years)	6	10
Risk-free rate	1.0%	2.9%
Expected dividend yield	0.0%	0.0%
Weighted average grant date fair value per share	$0.78	$0.84

The risk-free interest rate is the United States Treasury rate for the day of the grant having a term equal to the life of the equity instrument. The volatility is a measure of the amount by which the Company’s share price has fluctuated or is expected to fluctuate. Since the Company’s common stock was not publicly traded, or was not publicly traded for an extended duration at the time of the grant, an average of the historic volatilities of comparative companies was used. The dividend yield is zero percent as the Company has not made any dividend payment and has no plans to pay dividends in the foreseeable future. Due to the lack of historical information, the Company determines the expected term of its stock option awards by using the simplified method, which assumes each vesting tranche of the award has a term equal to average of the contractual term and the vesting period*.

As of December 31, 2013, total compensation cost not yet recognized related to unvested stock options was approximately $1.8 million, which is expected to be recognized over a weighted-average period of 2.3 years.

RESTRICTED STOCK AWARDS

On June 3, 2013, the Company granted an aggregate of 22,368 shares of restricted stock in connection with the termination of certain severance agreements, in connection with the Merger. The shares had a grant date value of $32,630. Of the total shares granted, 2,206 shares vested immediately on the grant date; the remaining 20,162 shares vested six months from the date of grant.

The following is a summary of non-vested restricted stock award activity for the year ended December 31, 2013:

Weighted Average
	Number of	Grant Date
	Shares	Fair Value
Non-vested – December 31, 2012	—	$—
Shares granted	22,368	1.46
Shares vested	(22,368)	1.46
Shares forfeited	—	—

Non-vested – December 31, 2013	—	$—

The Company estimates the fair value of RSAs on the date of grant as the fair value of the granted shares using the Black-Scholes method and assumptions describe above. For the year ended December 31, 2013, the Company recognized $32,630 stock based compensation expense related to restricted stock awards.

*	Forfeitures are estimated at the timely valuation and reduce expense ratably over the vesting period. The estimate will be adjusted periodically based on the extent to which actual forfeitures differ, or are expected to differ, from the previous estimate, when it is material. The Company estimate forfeitures related to option grants at an annual rate of 0% per year for options granted during the year ended December 31, 2013.